Annual Investor Conference October 30, 2003 8:30 a.m. - 12:30 p.m. Introductory Comments - Marshall Larsen Goodrich Overview - Marshall Larsen Financial Review - Rick Schmidt - Break - Airframe Systems - John Grisik Engine Systems - Jack Carmola Electronic Systems - Cindy Egnotovich Panel Q&A - All Speakers 12:30 p.m. - 2:00 p.m. Informal Lunch

Company and Market Overview Marshall Larsen Chairman, President and CEO Goodrich 2003 Investor Conference

Certain statements made in the following presentations are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to, the extent to which the Company is successful in integrating the Aeronautical Systems businesses and achieving operating synergies; the nature, and extent and timing of the Company's proposed restructuring and consolidation actions and the extent to which the Company is able to achieve savings from these actions, as well as other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The Company cautions you not to place undue reliance on the forward-looking statements contained in these presentations, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Company Overview - Goodrich One of the largest worldwide aerospace suppliers Broadest portfolio of products in industry Proprietary, flight critical products Operating history of over 130 years with recent repositioning as focused aerospace supplier More than 20,000 employees in facilities throughout the world

Goodrich - A Global Franchise

Agenda Market Summary Aerospace Strategy Where We Are Now

Aerospace & Defense Market Aerospace Market Essential to world commerce Global industry Focus on systems engineering Long-term growth >5% Distinct market segments with cyclic behaviors Highly regulated by government and practice Rapidly consolidating Aircraft Production By Region $39.4B 54% $22.3B 31% $10.6B 15% $45.6B 52% $31.9B 36% $11.0B 12% US Europe Rest of World 2012 2003 CAGR ('03-'08) Aircraft Civil 6% Aircraft Military 9% Missiles 10% Space 7% Total Global Aerospace > $225B Goodrich $4B Source: AW&ST 2003 Aerospace Source Book; Company Estimates

Commercial OE Balanced duopoly Airbus gaining on Boeing Market flat near term Recovery begins in 2005-2006 Active Commercial Fleet 2003 3,296 11,436 Active Commercial Fleet 2012 6,263 12,160 Source: Airline Monitor Boeing Airbus Boeing Airbus Airplane Deliveries

Commercial OE - Airbus CAGR of 14.2% for aged 5 yrs or greater Number of Planes Airbus fleet aging drives aftermarket growth for suppliers Fleet Aging Source: GR Estimates

Regional Jets Airlines eliminating scope clauses Encroaching on Large Commercial model sizes Embraer and Bombardier primary suppliers New Chinese and Russian market entrants 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0 100 200 300 Regional Jet Deliveries Bombardier Embraer Large RJ's Continue to Gain Share (19-100 Seat A/C) '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 $0 $2 $4 $6 $8 (Deliveries in $ Billions) Props 30/50-seat Jets 60/100-seat Jets Source: GR Estimates

Regional Jets Number of Planes CAGR of 28.2% for aged 5 yrs or greater RJ fleet aging drives aftermarket growth for suppliers Fleet Aging Source: GR Estimates

Engines & Turbines Function of aircraft delivery and power generation cycles Demand for cleaner, more efficient engines driving new supplier technologies IGT is a significant adjacent market Large commercial segment drives significant Goodrich revenue Source: GR Estimates

Aftermarket Driven by ASMs, fleet size & GDP 2004 expected to recover slightly Airline inventory management Above average growth rates possible over next several years CAGR ('03-'08) = 4.2% Source: Back Aviation Uncertainty remains in near-term aftermarket forecasts

Military & Space Market is global New fighters driving growth Intelligence, Transports and Rotorcraft Markets growing Transformational spending underway Growth opportunity 0 40 80 120 160 200 2002 2003 2004 2005 2006 2007 2008 US Defense Spending ($B) Procurement & RDT&E Intelligence Military Transports '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 0 20 40 60 80 (Units Delivered) 0 1 2 3 4 5 6 (Market Value in '03$ Billions) Units Value Source: Teal Group '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 0 20 40 60 80 (Units Delivered) 0 1 2 3 4 5 6 (Market Value in '03$ Billions) Units Value Source: Teal Group '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 0 200 400 600 800 1,000 0 2 4 6 8 Source: Teal Group Units Value The World Rotorcraft Market '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 0 200 400 600 800 1,000 0 2 4 6 8 Source: Teal Group Units Value World Fighter Market '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 0 100 200 300 400 500 (Units Delivered) 0 5 10 15 (Market Value in '03$ Bns ) Source: Teal Group '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 0 100 200 300 400 500 (Units Delivered) 0 5 10 15 (Market Value in '03$ Bns ) Source: Teal Group (Units Delivered) (Market Value in '03$ Billions) (Units Delivered) (Market Value in '03$ Billions) Source: Teal Group Units Value Source: Teal Group Units Value Source: DoD

Market Summary Commercial aerospace OE market is at bottom but recovery projected in 2005-2006 Airbus gaining market parity with Boeing Low cost carriers winning market share Commercial aftermarket expected to recover slightly in 2004, higher growth in 2005 and beyond Stable regional jet deliveries; rapidly growing aftermarket Military market continues to present growth opportunities Significant opportunity for growth over the cycle

Agenda Market Summary Aerospace Strategy Where We Are Now

Building Goodrich Aerospace Operational Excellence Aerospace brand Efficiency Quality Culture Niche Player (Sales= $200 M) Consolidator Lean Integration of acquisitions Exploit synergies Acquirer / survivor Assemble system platforms Attractive niche positions Grow (Sales $1-2 B) Innovator Innovation training Alliances Customer relationship management E-commerce/SCM Talent Differentiate Commercialize technology Export technology Exploit technology Opportunistic deals Strategic bolt-ons New platforms (space) Acquire technology Build Platforms Achieve Critical Mass (Sales=$4 B) Sales 1985 2000 1990 1995 Goodrich has grown from a niche player to an industry leader

Aerospace Strategy Evolution at Goodrich Phase I: Niche Player (1985 -1990) Establish management team, culture, processes Focus on operational efficiency Modestly acquire new niche positions Phase II: Early Growth (1991 - 1995) Make Aerospace a "significant" part of Goodrich Broaden the portfolio by acquisition Build subsystems capabilities Build MRO/Services Phase III: Building "Platforms" (1996 - 2000) Establish industry position and "leadership" Build systems capabilities (internal and bolt-ons) Balance the portfolio Integrate Coltec & Rohr acquisitions Phase IV: Industry Leader (2001 - 2003) Manage the down-cycle and 9/11 Acquire and integrate TRW Aeronautical Systems Re-sort the portfolio Focus on efficiency and cash flow

Goodrich Strategic Imperatives Balanced Growth Faster than the overall market Win key positions on new aircraft (e.g. 7E7) Migrate commercial products/technologies to military applications Penetrate adjacent markets Leverage the Enterprise Resource allocation Technology/Innovation Enterprise-wide initiatives Customer alignment/focus Operational Excellence Integrate Aeronautical Systems Lean manufacturing/Six Sigma Make/Buy analysis Successful implementation will enable Goodrich to compete/win in all business environments

Enterprise-wide Initiatives Supply Chain Management Information Technology Human Resources Continuous Process Improvement Lean Manufacturing Six Sigma New Product Design/Build Processes Incentive Compensation Alignment Enterprise-wide initiatives significantly improve alignment across segments

Goodrich Strategic Initiatives Successful implementation is expected to result in: Continued cost competitiveness Organic Growth above market trends Significant improvement in segment operating margins Continued strong cash flow Sustainable value creation

New Programs Will Accelerate Future Growth *Total estimated sales over life of program ** Year in which significant sales are expected to begin C-5 Re-Engine Universal Control Program A380 Program Joint Strike Fighter $6 Billion+* 2005** $0.8 Billion+* 2004** $5 Billion+* 2006** $0.5 Billion+* 2005** Commercial Military CF34-10 Nacelle System $1.4 Billion+* 2005** Cockpit Door Video Surveillance System $0.1 Billion+* 2003**

Annual Expected Future Sales for: A380 Program CF34-10 Nacelle System JSF Program C-5 Re-engine Program Cockpit Door Video Surveillance System Universal Control Program Expected Future Sales from New Programs New program sales are incremental to sales growth from existing in-production platform positions Dollars in Millions

Integration of Aeronautical Systems October 1, 2002 Completed acquisition of AS Fourth quarter 2002 Announced business unit structure - effective January 1, 2003 Strong SBU leadership teams announced Began significant downsizing, consolidation of work 1st half 2003 Announced facility closures, movement of work Headcount reductions continued Implementation of plan to overcome schedule delays in Actuation 3rd Quarter Completed schedule recovery at Actuation Results improving in 3 out of 4 operational businesses 4th quarter and beyond Implement improvement initiatives at Actuation Leverage enterprise-wide initiatives to accelerate financial improvement Much has been accomplished, much left to do

Agenda Market Summary Aerospace Strategy Where We Are Now

Goodrich Today Aerospace Focus - Leadership Positions - Global Presence - Broad Systems Capability - Highly Engineered Products Landing Gear Wheels & Brakes Actuation Customer Services Airframe Technical Service EPP Aerostructures Turbine Fuel Technologies Engine Controls Turbo Machinery Products Cargo Management Systems Sensors Fuel and Utility Optical and Space Lighting De-Icing Power Interior Products Propulsion Products Goodrich Airframe John Grisik Engine Jack Carmola Electronics Cindy Egnotovich

Goodrich Today Aerospace Focus - Leadership Positions - Global Presence - Broad Systems Capability - Highly Engineered Products Goodrich participates in all major aerospace market segments Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation OE & Aftermarket 12% Boeing Commercial OE 9% Airbus Commercial OE 15% Military & Space, OE & Aftermarket 30% IGT & Other 6% Heavy Airframe Maintenance 3% 1st Nine Months 2003 Sales - $3,253 M OE AM OE AM

Sales by Market Channel - 1999 - 2003E Significantly decreased dependence on Commercial OE (Percentage of Total)

Goodrich Today UTC SNECMA HON Goodrich Aerospace Sales $13B $7B $10B $4B Nacelles #1 Engines Power Generation #2 Sensors #1 APUs Avionics Electronic Controls #1 Flight Ctrl/Actuation #1 Environmental Controls Landing Gear #1 Lighting #2 Wheel/Brakes #2 Evacuation Systems #1 Cargo Systems #1 Space Systems Aerospace Focus - Leadership Positions - Global Presence - Broad Systems Capability - Highly Engineered Products Goodrich has the broadest portfolio of system leadership positions

Goodrich Today Built a portfolio of Aerospace Systems that enjoy leadership positions Compare well versus our competition Improved portfolio balance Valued supplier to our customers but room to improve Must complete Aeronautical Systems integration Goodrich positioned for future growth

Summary - Goodrich Attributes and Actions Top tier aerospace supplier Diversified, balanced business mix Proprietary, flight critical products Strong cash flow Taking aggressive actions to align cost structure with current demand Experience managing operations in challenging markets Focused on Aeronautical Systems integration and turnaround Committed to maintaining a conservative financial profile and investment grade ratings All future reporting and outlook to be only on a GAAP basis Focused on what we can control

What Investors Should Expect from Goodrich Continued commitment to integrity Transparency of financial results and disclosure No significant acquisitions Reduce leverage to target levels Focused on the business "Blocking and Tackling" Cash flow Margin improvement Aeronautical Systems integration Working capital management New product development Continue investing in new products and systems Accountable to all stakeholders

Financial Review Rick Schmidt Chief Financial Officer Goodrich 2003 Investor Conference

Agenda Third Quarter Summary 2003 and 2004 Outlook Initiatives/Strategies

Third Quarter Developments Another solid quarter Sequential EPS improvement Strong cash flow Several new commercial and military contracts announced Updated full year guidance Sales mid-point of $4.3-$4.4 billion EPS outlook $0.85-$0.95 Cash flow from operations in excess of $450 million Management succession plan complete Completed $63 million QUIPS redemption on October 6 Establishing Solid Foundation for Long-Term Value Creation

(Dollars in Millions, excluding EPS) 3rd Qtr 2003 3rd Qtr 2002 % Inc/(Dec) Sales $1,064 $856 24% Segment Operating Income $118 $110 7% - % of Sales 11.1% 12.8% (1.7%) Diluted EPS - Continuing Operations - Net Income $0.29 $0.29 $0.44 $0.45 (34%) (36%) Cash Flow from Operations $129 $191 (32%) Capital Expenditures ($28) ($19) 47% Restructuring Cash (Incl in CFO) ($17) ($10) 70% Third Quarter 2003 Financial Summary

Third Quarter 2003 Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Diluted EPS Sales Income from Continuing Ops Diluted EPS Third Quarter 2002 Third Quarter 2002 $856 $45 $0.44 Inclusion of Aeronautical Systems sales, lower legacy Goodrich sales - less profitable mix and other items $208 $6 $0.05 Higher pension expense ($9) ($0.07) Lower facility closure and headcount reduction actions $1 $0.01 Third quarter 2002 Aerostructures loss provisions / reserve reversal $13 $0.11 Lower payment-in-kind (PIK) income ($4) ($0.03) Higher interest expense/Corp G&A/share dilution / other ($18) ($0.22) Third Quarter 2003 Third Quarter 2003 $1,064 $34 $0.29

Cash Flow from Operations ($ M) Third Quarter 2003 Cash Flow from Operations $346M from operations YTD Working capital down 8% Lower cash taxes/refunds Misc. asset monetization Accrued liability management CAPEX @ 2.3% sales New program investments > $50M Incentive systems aligned Note: 2001 - 2002 have not been restated to reflect Avionics and PRS as discontinued operations $346 1st Nine Months 2003 Est. 2003 - Greater than $450M Utilization of Cash Strong Cash Generation Debt retirement Maintain dividend $383 $539

Third Quarter 2003 Cash Flow Components Item (Dollars in Millions) 3rd Qtr 2003 First Nine Months 2003 Net income $34 $78 Net Restructuring ($10) $92 Gain on Discontinued Operations - ($63) Depreciation and Amortization $55 $164 Working Capital - (Increase)/Decrease ($11) ($32) Income Taxes / Other $61 $107 Cash Flow from Operations $129 $346 Capital Expenditures ($28) ($75) Cash Payments for Restructuring ($17) ($38)

Agenda Third Quarter Summary 2003 and 2004 Outlook Initiatives/Strategies

Expectations for Goodrich 2003 Sales Sales by Market Channel Pro-forma 2002 Sales* Mix Expectations Expectations Sales by Market Channel Pro-forma 2002 Sales* Mix 2nd Quarter 2003 3rd Quarter 2003 Military and Space - OE and Aftermarket 26% Approx. 10% Approx. 10% Boeing and Airbus - OE Production 25% (Approx. 15%) (Approx. 15%) Large Commercial Aircraft - Aftermarket 25% (5 - 10%) (5 - 10%) Regional, Business & General Aviation - OE and Aftermarket 13% OE - Down Slightly; Afermarket - Slightly Up OE - Down Slightly; Aftermarket - Approx. Flat Other - Including IGT 7% (10%) (10%) Heavy Airframe Maintenance 4% (>25%) (>25%) Goodrich Total - Sales Expectations $4.6B $4.3 - $4.4B $4.3 - $4.4B (Midpoint) * Pro-forma sales, including full year contribution of Aeronautical Systems, excluding discontinued operations. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

2003 Financial Outlook Actual 2002 2003 Outlook Sales $3.8B $4.3 - $4.4B (around mid-point) Diluted earnings (loss) per share Continuing operations $1.55 $0.33 - $0.43 Discontinued operations ($0.07) $0.52 Cumulative effect of change in accounting ($0.34) -- Diluted E.P.S. - Net Income $1.14 $0.85 - $0.95 Cash flow from Operations $524M > $450M Including: Cash outflow for facility closures and headcount reductions ($52M) ($50 - $60M) Capital Expenditures ($106M) ($120 - $140M)

2004 Outlook Assumptions Recovering Airline Profitability Global ASM Growth 3-5% No New Market Disruption (Terrorism, SARS) Stable/Small Increase in Interest Rates 7E7 Launch Late 03/Early 04 GR Macro Assumptions Recovering Global Economy

GOODRICH

2004 Sales & Margin Expectations

Sales Growth Expectations

Goodrich 2003 YTD Sales Mix	Market	2004 Market Growth
24%	Boeing/Airbus OE	Slight decline
5%	Regional, Business & GA OE	Flat
32%	Aftermarket (Comm & Regnl)	3-5%
30%	Military & Space (Total)	~ 10% (Similar to 2003)
9%	IGT/Other	Flat

Expect Low Single Digit Growth for GR

Margin Considerations

- Restructuring benefits
- Improving AS results
- Improving mix with Aftermarket growth
- Productivity initiatives
- A380 development costs peak in 2003; 7E7 offset??
- Continued pricing pressure
- Pension costs flat vs. 2003

Expect Margin Expansion Beyond Sales Growth

2004 Pension Outlook No smoothing of asset returns for 80% of plans Future expense based on prior year end plan assets at FMV 2004 outlook assumes assets and discount rate at 3Q2003 levels No required contributions for 2004 Actual 12/31/02 Projected 12/31/03 Projected 2004 Asset Returns (US Plans) 9.25% 9.0% 9.0% Discount Rate (US Plans) 6.875% 6.25% 6.25% P&L Expense (Worldwide) $37M $88M Flat Contributions (Worldwide) $47M $45-50M $60-75M Expect Neutral P&L Impact in 2004 Assumptions and Methodology

2004 P&L Headwind Directors & Officers Insurance Completing multi-year program mid 2004 Substantial increase expected Management Incentive Compensation Poor industry conditions drive below target payouts in 2002-2003 Normal payouts expected in 2004 Tax Litigation Two major cases projected for trial in 2004 Detailed in recent SEC filings Retiree Medical Expenses (Discontinued Operations) Double digit increase expected Industry wide phenomena Included in other income/expense $20-$25M Aggregate Increase Expected In 2004 Majority in Corporate G&A

2004 Significant Variables/Unknowns Commercial Aftermarket Recovery Timing and magnitude Low vs. high end of range: disproportionate impact on earnings Debt Retirement Strategies Timing and magnitude Non callable debt trading at premium New Program Investments A380 peak in 2003 7E7 dependent on timing and GR content Facility Closure/ Headcount Reductions Some slippage from 2003 Dependent on market recovery No additional impairments expected Accounting Changes Contract accounting Stock option expensing Other Factors Impact of tax law changes on effective tax rate Multiple Variables for 2004 E.P.S.

2004 Summary Low single digit revenue growth Margin expansion $20-25 Million headwind in selected areas Capital expenditures increase over 2003 (new programs, productivity, cost reduction) Cash flow from operations less capital expenditures should exceed net income Several unknowns cloud outlook Expect to Issue Formal Guidance With Year End Earnings Release

Agenda Third Quarter Summary 2003 and 2004 Outlook Initiatives/Strategies

Goodrich Total Shareholder Return (TSR) January-October 24, 2003 117% (DJIA) 151% (GR) 108% (Aero) 119% (Peers) Total Returns Well Above Peers

Contributing Factors Investor Relations Approach Early Call On Sector Management Succession Balanced GR Portfolio Strong Cash Generation EnPro Results Successful Deleveraging GR TSR Above Peers 2003 YTD Long Term Growth Potential "Walking the Talk" / Improving Outlook

Investor Relations Approach Frequent, clear, concise communications Industry conference participation One-on-one's/road shows Recent investor survey Transparent financial results & disclosure GAAP reporting Conservative accounting principles Detailed disclosure Focus on stakeholder issues Long-term value creation GR Commitment to Transparency/Integrity

Cash Generation/Deleveraging Focus Stretched balance sheet to acquire strategic asset Concurrent market downturn Rapid deleveraging became priority Equity issue Sold Avionics SBU to L3 Monetized assets Lowered working capital CAPEX control Enhanced resource allocation metrics & priorities Continued new product developments on schedule Solid Results To Date Reduced Net Debt Approx. $950 Million or 33% * * Restated to Include QUIPS $M

Further Deleveraging Strategy Maintain strong liquidity through bottom of cycle Above normal cash balances New three year revolver Continuation of positive net cash flow Once upturn confirmed, cash balances return to normal operating levels (+- $50M) Low cost debt retirement opportunities still available Conservative Approach in Uncertain Environment

Remaining Callable Securities Security Amount Interest Rate Premium QUIPS $63MM 8.3% None until 11/04 ATS Bonds $60MM 6.0% 102% 101% (after 8/04) Various Smaller Issues $6MM 6.2% - 6.4% None $130M Readily Available at Low Cost, Positive Economics

Other Debt Retirement Opportunities Debt Summary-9/30/03 Remaining debt trading above par Premium driven by rates/outlook Retirement has P&L consequences Expense premium on redemption Savings follow Timing may impact 2004 EPS Overall economics favorable but perhaps not in year one Issue Amount Interest Rate Maturity MTN Notes $699 6.45-8.65% 2008-46 Senior Notes $300 6.45% 2007 Senior Notes $500 7.625% 2012 Senior Notes $297 7.5% 2008 Senior Notes $200 6.6% 2009 Quips * $126 8.3% 2025 ATS Bonds $60 6.0% 2023 All Other $93 Various Various Total $2,275 Ongoing Evaluation/Assessment * $63M Retired 10/6/03

Longer-Term Credit Objectives TODAY OBJECTIVE Credit Ratings BBB - S&P BBB + Baa 3 BBB Moody's Fitch Baa 1 BBB + 3.0-3.5X Net Debt to EBITDA 2.0-2.5x Target To Accomplish by Year End 2005

As used in the table, "Net Debt" means total debt (which now includes our trust preferred securities) minus cash, and "EBITDA" (referred to below as "Adjusted EBITDA") means income from continuing operations before distributions on trust preferred securities, income tax expense, net interest expense, depreciation and amortization, and pre-tax charges for asset impairment, facility closures and headcount reductions, in-process research and development write-offs and inventory step-up adjustments. Included on this page are reconciliations to the most directly comparable GAAP financial measures. We believe that these non-GAAP financial measures provide meaningful additional information to the rating agencies and others regarding, in the case of Net Debt, our liquidity, and in the case of Adjusted EBITDA, our operating results and our ability to service our long-term debt and other fixed obligations and fund our continued growth. Net Debt should not be construed as an alternative to total debt as determined in accordance with GAAP, and Adjusted EBITDA should not be construed as an alternative to operating income (loss) as determined in accordance with GAAP, as an alternative to cash flow from operating activities as determined in accordance with GAAP, or as a measure of liquidity. Because all companies do not calculate these measures in the same manner, our presentation may not be comparable to other similarly titled measures reported by other companies. Addendum to page 58 of the presentation materials

Cash Generation Opportunities Trade Receivables Product Inventory Working Capital Provides >$200M Opportunity In Next 2-3 Years Days Sales Outstanding Days Sales in Inventory 59 59 +-50 100 89 +-75 Approx. $110M Opportunity Approx. $100M Opportunity

Near Term Risks & Opportunities Slower Commercial Market Recovery Event risk Capacity downsizing near completion Long term cost reduction focus Enterprise initiatives Portfolio balance Liquidity/Capital Markets Large cash balances New revolver No current debt maturities Positive net cash flow last 10 Qtrs AS Execution/Integration Organizational transition complete Major headcount reductions complete Most SBU's profitable Strong purchase contract New Program Investments A380 peaks in 2003/limited technical risk 7E7 investment/timing uncertain Risks GR Positioning Manageable Risks

Near Term Risks & Opportunities Faster Commercial Recovery Capacity in place Substantial upside leverage Airline/OE outsourcing Higher Cash Generation Working capital reductions Further portfolio pruning Accelerate debt retirement Enterprise Initiative Savings Supply chain management ($2B annual spend) Shared services Opportunities GR Positioning Opportunities May Accelerate Earnings Momentum

Summary 3Q and expected 4Q results continue positive trends Market uncertainity remains but outlook improving GR focus on cash/operational excellence provides solid foundation for future earnings momentum Debt retirement and enhanced credit rating profile remains priority Investor focus/communication to continue Risks and opportunities well balanced GR Focused on What We Can Control

We are taking a short break...... Please stay tuned! Please stay tuned! Please stay tuned! Please stay tuned!

Airframe Systems Segment John Grisik President Goodrich 2003 Investor Conference

Segment Overview Airframe Systems Segment

Aircraft Wheels & Brakes Actuation Systems Landing Gear Engineered Polymer Products Aviation Technical Services Consolidated Customer Services Americas Englewood, NJ/Monroe, NC Europe Birmingham, UK Asia-Pacific Sydney,Australia Singapore Xiamen, P.R.C. 3Q2003 YTD 2003 Sales $427.5M 1,333.3M OI $ 18.7M 62.4M OI/Sales 4.4% 4.7% Airframe Systems Segment

AIRBUS A 380 560T A 380 600T BOEING COMMERCIAL BOEING MILITARY GULFSTREAM GIV GV 737 747 757 767 777 727 C - 17 F - 15E V - 22 F/A - 18 E/F AH - 64 BOMBARDIER Dash - 5,6,7,8 Dash 8 - 400 CRJ700 CRJ900 FOKKER F - 100 F - 70 LOCKHEED MARTIN F - 16 SIKORSKY S76 SH60B F - 22 F - 35 Aircraft Landing Gear - Business Overview MD - 11 MD - 80 AGUSTA A149 l l l l l l l l l

Deliver A380 Main Landing Gear Largest commercial gear ever First gear delivery 12/03 Proprietary design Win profitable position on 7E7 Deliver JSF Landing System Integrated Landing Gear, Wheel & Brake, and Control System Three configurations Expand Low Cost Sourcing Activity 50+% of content is acquired Landing Gear Systems - Opportunities

AIRBUS A318 l A319 A320 A321 A330 A340 l BOEING COMMERCIAL l BOEING MILITARY EMBRAER EMB-120 ERJ-135 l 737 747 757 767 777 727 B-52 T-45 V-22 CH-46 CH-47 Space Shuttle l BOMBARDIER Dash-6,7,8 Dash 8-400 CL-415 Continental Global Exp Learjet ERJ-140 ERJ-145 AL-X AMX l CESSNA Citation I & II CitationJet Citation X Encore Sovereign Bravo LOCKHEED MARTIN l SR-71 F-16 C-5 S-3 l RAYTHEON King Air Premier I Hawker T6 (JPATS) P-3 F-111 F-117 Aircraft Wheels and Brakes - Business Overview

Aircraft Wheels and Brakes - Opportunities Leverage Electric Brake Technology Introduce for commercial application Win military retrofits of brake systems Win additional Wheel and Brake retrofits Carbon for Steel improves performance, part of military airframe life extension Increase Sales through winning sole source regional & business programs Balances portfolio Lower risk / faster payback Leverage Carbon-Carbon and High Temperature technology Non-Aerospace applications Military afterburner coating

AIRBUS A300 A310 A320 Family A330 A340 A380 DASSAULT Falcon 50 Falcon 900 Falcon 2000 Falcon 7X Mirage BOMBARDIER CRJ - 200 CRJ - 700 CRJ - 900 EUROCOPTER Actuation Systems BOEING COMMERCIAL Rafale Gazelle Puma Super Puma Tiger Dauphin EC120 Ecureuil Alouette LOCKHEED MARTIN 717 737 767 777 BOEING MILITARY T - 45 V - 22 AH - 64 C17 F - 16 C - 5 C - 130J F - 35 C - 27J Challenger CL 604 Global Express EMBRAER ERJ - 135 ERJ - 145 EUROPEAN MILITARY EF2000 Hawk Tornado EH101 Gripen A109 Lynx NH90 Aircraft Applications l l l l l l l l l

GOODRICH

Actuation Systems

Aircraft Applications (cont.)

- SIKORSKY: S-92, UH-60 Family
- BELL HELICOPTER: AH-1, 206

Non-Aircraft Applications

- EUROPEAN MILITARY: ASRAAM, Leclerc Tank
- EADS: ASTER, Ariane, M45, M51
- RAYTHEON: SM-2, JSOW, HARM, Tactical Tomahawk
- LOCKHEED MARTIN: WCMD, PAC-3, GMLRS, TACMS
- BOEING MILITARY: Harpoon, SLAM ER

First year focused on returning to On-Schedule Delivery Deliver A380 Flight Control System First commercial electro-hydraulic application Extends strong Airbus position Win application on 7E7 to enhance sales Would be first flight control products at Boeing Business rationalization underway Tremendous opportunities and challenges for improved returns Actuation System - Business Overview

Airframe Systems Segment - Sales Growth Initiatives Deliver A380 Main Landing Gear and Flight Control System Deliver JSF Landing System Pursue emerging 7E7 opportunities Enhance Military Spares and Retrofit Programs Capitalize on Carbon-Carbon, FyreRoc(r) and Marine Composites Maximize Innovative and Streamlined Design and Build Capability to Capture Opportunistic Requirements

Airframe Systems Segment - Operational Initiatives Complete consolidation activities - Customer Services, Englewood move to Monroe, NC Achieve targets on key product development programs Establish globally competitive supply chain solutions Implement Lean Sigma Continue focus on working capital reductions Implement Performance Management and Succession Planning Processes for all employees

Airframe Systems Segment Good Balance OE to Aftermarket Airbus & Boeing Commercial & Military Margins Depressed by: Customer Services (Cost Center) Heavy Maintenance Actuation Sales by Channel (1st nine months 2003) Other 5% Boeing Commercial OE 10% Commercial Aftermarket 28% Airbus Commercial OE 9% Regional & Business OE & Aftermarket 14% Military OE & Aftermarket 26% Heavy Maintenance 8%

Airframe Systems Segment Emerging R&D Opportunities JSF Actuation Carbon-Carbon Technology Non-Aerospace applications FyreRoc(r) Fire Proof Composite Fire Resistant Doors Marine Composites Littoral Combat Ship

Segment Summary Airframe Systems Segment

Airframe Systems Segment Segment Strategies Improve Operational Effectiveness - Programs Won Achieve Breakthrough Cost Reductions in concert with Enterprise-wide initiatives Leverage Technologies to Adjacent Markets

Airframe Systems Segment Summary Well-positioned for industry upturn and on new programs (A380, JSF, 7E7) Actuation Systems focus has been delivery, now moving to Efficiency/Margin Improvement Segment margins are expected to grow

Engine Systems Segment Jack Carmola President Goodrich 2003 Investor Conference

Segment Overview Engine Systems Segment

Turbo Machinery Products Engine Controls Cargo Systems Turbine Fuel Technologies Aerostructures Engine Systems Segment 3Q2003 YTD 2003 Sales $381M $1,151M OI $ 62M $ 54M % OI/Sales 16.2% 4.7% Restructuring Chgs $ 2M $ 109M % Restr./Sales 0.5% 9.5% NOTE - Restructuring includes asset impairment, facility closure and headcount reduction charges

Key Products Nacelle Systems Cowls Thrust reversers Pylons Tail cones Structural components GridLock Aerostructures Business Overview

Key Products Nacelle Systems Cowls Thrust reversers Pylons Tail cones Structural components GridLock Major Customers Airbus Rolls-Royce/IAE Boeing Airlines Aerostructures Business Overview

Aftermarket presence on growing fleets Opportunities for Growth

Opportunities for Growth Aftermarket Sales Mix Aftermarket presence on growing fleets

Opportunities for Growth 0 2000 4000 6000 8000 10000 2003 2004 2005 2006 2007 2008 > 10 Yrs > 3 up to 10 Yrs < 3 Yrs # of Aircraft Aftermarket Sales Mix Airbus Fleet Aging Aftermarket presence on growing fleets GR Estimates

Opportunities for Growth Aerostructures Aftermarket presence on growing fleets GridLock flight surfaces Flight hour agreements New MRO markets

Key Products Full authority digital engine control (FADEC) Fuel pumps Hydro-mechanical fuel metering units Engine Control Systems Business Overview

Key Products Full authority digital engine control (FADEC) Fuel pumps Hydro-mechanical fuel metering units Major Customers Rolls-Royce Honeywell US Government Other Military Airlines Engine Control Systems Business Overview

#1 controls supplier to Rolls-Royce #1 in helicopter controls market Universal control technology Strong aftermarket/MRO presence Opportunities for Growth Engine Control Systems

Rolls-Royce Engine Installed Base Units 0 2000 4000 6000 8000 10000 12000 14000 16000 2005 2003 2004 2006 2007 2008 2000 2001 2002 1999 1997 1998 CAGR = 8% GR Estimates

Turbine Fuel Technologies Business Overview Key Products Fuel delivery systems for range of gas turbine applications Nozzles Valves Manifolds Flexible components

Turbine Fuel Technologies Business Overview Key Products Fuel delivery systems for range of gas turbine applications Nozzles Valves Manifolds Flexible components Major Customers Rolls-Royce Honeywell Pratt & Whitney

Growth Opportunities Turbine Fuel Technologies Market leader in regional and business jet market 0 1000 2000 3000 4000 2001 2002 2003 2004 2005 2006 2007 2008 Installed Regional Fleet Growth Number of Aircraft New Builds GR Estimates

Opportunities for Growth Turbine Fuel Technologies Growing regional jet fleets - market leader Entry into large commercial systems market with Trent 900 win Winning share against competitors Advanced low emissions technology

Key Products Mechanical assemblies/systems Power drive units Control systems Cargo Systems Business Overview

Key Products Mechanical assemblies/systems Power drive units Control systems Major Customers Boeing Airbus Airlines Cargo Systems Business Overview

Redesigned 747 system Market movement to automated systems Solid aftermarket Number of freighter conversions doubles by '08 Deliver complete systems maximizing Goodrich content Growth Opportunities Cargo Systems

Cargo Systems Business Overview (GR Consensus Forecast/Boeing Forecast) CAGR 10.9%

Cargo Systems Business Overview Boeing 7E7 Total Cargo Compartment Cargo Roller Tracks & Latches Cargo Ball Panels Cargo Power Drive Units Cargo Side Guides Cargo Container Splitters Cargo Control System Fire Suppression System Side Wall/End Wall & Ceiling Liners Gridlock End Wall Bulkheads (2 pl) Integrated Floor Beams into Cargo System Cargo Ceiling Lights Integrate Smoke Detection System Door Actuator

Engine Systems Segment Key Recent Wins CF34-10 Nacelle System ('05) C-5 Re-Engine GridLock(r) - 737NG/F-15/16 Trent 900 (A380) Universal Control Program New Cargo Systems (747) Passenger to Freighter (P2F)

Engine Systems Segment Balanced Customer Base Engine OE's Boeing, Airbus Positions on Newer Airbus Aircraft, Rolls- Royce / IAE Engines Growing Aftermarket Sales Sales by Market Channel (First 9 months 2003) Commercial Aftermarket 38% IGT & Other 6% Military OE & Aftermarket 12% Commercial OE Engines 25% Airbus Commercial OE 9% Boeing Commercial OE 10%

Engine Systems Segment Key Opportunities 7E7 All businesses New, automated cargo systems GridLock(r) - commercial applications MRO/Aftermarket Power by the Hour Agreements

Engine Systems Segment Key Operational Initiatives Embark on aggressive cost reduction plans in '04 Lean manufacturing/Six Sigma Organizational realignments Supply Chain Management Facility rationalizations Have removed 2.5M sq. ft., 8 sites since 1998

Engine Systems Segment Summary Recent program wins expected to drive significant growth Well positioned on newer aircraft and growing fleets Aggressive cost saving initiatives in place Turnaround continuing in AS businesses

Electronic Systems Segment Cindy Egnotovich President Goodrich 2003 Investor Conference

Electronic Systems Segment De-Icing & Specialty Fuel & Utility Systems Lighting Sensors Power Systems Propulsion Products Interior Products 3Q 2003 YTD 2003 Sales $255M $768M OI $ 37M $101M OI/Sales 14.7% 13.2% Optical & Space Systems

Optical & Space Systems Business Overview We Generate, Collect and Process Light ....from light to information Achieve Growth in Airborne Reconnaissance Sales Build on 40-year sole source U-2 position with product enhancements Exploit RAPTOR success internationally Expand Tactical Sensor Opportunities Propagate laser warning sensors onto international platforms Apply laser warning technologies to robust chem-bio sensors Supply Transformational Communications Terminals Provide laser communications segment transmit/receive terminals

Sensor Systems Business Overview Leverage Cockpit Video Surveillance Success into Higher Value Systems Electronic Flight Bag (EFB) Transform Air Data Market to our unique, distributed SmartProbe(tm) system Expand into new Aerospace and Adjacent Markets with proprietary laser technology Aerospace: laser altimetry, obstacle avoidance Adjacent: perimeter security Lead Goodrich in pursuit of UAV Market Create a Goodrich Tier 1 presence with integrated systems (Smart Products) Drive and sustain Continuous Improvement through enterprise wide initiatives

Power Systems Business Overview Leverage Leadership Position in Variable Frequency Power Generation Win 7E7 position Establish a Globally Competitive Cost Base Leverage low-cost economy supply chain Right-sizing capacity of business Design for Six-Sigma Grow Aftermarket Business Capture market share through low-cost, high-service US repair base Hoist & Winch Number 1 supplier of rescue hoists and winches Strong retrofit market opportunities

Fuel & Utility Systems Business Overview Leverage Fuel System Core Competencies to Win New Business Fuel system upgrades for SFAR 88 compliance 7E7 fuel system Pursue Health and Usage Management System (HUMS) Opportunities on the Navy, Army, and Marine helicopter fleets Expand into Adjacent Markets through Application of Core Electronics Systems and Algorithm Development Capability Wire diagnostics, cargo fire detection system Win new proximity systems on 7E7 and A400M

Evacuation Systems Execute on A380 Program, Posture for 7E7 Capitalize on new inflation system Expand "Service-Driven Sales" Programs 747-400, 767, military programs Capitalize on Recent RB&M Seating Program Wins for Growth into New Opportunities Combat PMA Threats by Leveraging Service Activities, Long-Term Contracts, Bundled Packages Expand Off-Shore Manufacturing Initiatives Aircraft Interior Products Business Overview

Propulsion Systems Business Overview Increase Sales through Upgrades and Performance Improvements of Current Ejection Seat Fleet Government funding provides $5.0M per year for improvements Leverage Energetic Technology into Adjacent Markets Stun Grenades, Fire Suppression Increase Direct Foreign Military Sales Implement Plan to Realize Cost Reduction Opportunities between Manufacturing Facilities

De-Icing and Specialty Systems Business Overview Grow Specialty Products and Systems Provide rapid innovative solutions for freeze protection and passenger comfort, targeting A380 & 7E7 Pursue potable water system opportunities Expand De-Icing Systems Business Position business to provide production-ready, electrical de-icing system for the "more electric aircraft" Implement Initiatives Directed at Improving Operations Continuous Improvement / Supply Chain Management Short/Long Term Aggressive Cost Reduction Plan Pursue cross - SBU opportunities

Lighting Systems Business Overview Capitalize on "Tip-to-Tail" High Technology Systems Solutions Positioned as the technology leader in state-of-the-art aircraft lighting systems Provides Retrofit Solutions for Existing Platforms through the Insertion of Value-Added Technology from New and Derivative Products Expand Strong Presence in the Military Market Drive Initiatives that Capitalize on Synergistic Cost Opportunities between the US and German Facilities

Electronic Systems Segment Balanced Product Portfolio Largest Military and Space Concentration Highest Margin Segment Sales by Channel (2003 - First Nine Months) Large Commercial Aircraft Aftermarket 20% Regional, Business & General Aviation OE & Aftermarket 13% Boeing Commercial OE 5% Airbus Commercial OE 6% Military & Space, OE & Aftermarket 50% IGT & Other 6%

Electronic Systems Segment Sales Growth Initiatives Continue to capitalize on leading aerospace industry technologies - Variable-Frequency Generator Technology - Health and Usage Management Systems Deliver revenue growth from innovative products such as Video Security Systems Increase Goodrich content in emerging major government programs Capitalize on product technologies that cross SBU's (i.e. Fire Detection Video System, Tribrid Inflator System) Pursue emerging 7E7 opportunities Maximize innovative and streamlined design and build capability to capture opportunistic requirements

Electronic Systems Segment Productivity Improvement Initiatives Complete consolidation activities Achieve program targets on key product development programs Establish globally competitive supply chain solutions Continue focus on working capital reductions Continue emphasis on Lean Six Sigma Implement design for Six Sigma across Segment Identify cross-SBU cost reduction opportunities Continuous cost reduction is mandatory in today's environment.

Electronic Systems Segment Summary Operational improvements position the Segment to capitalize on industry recovery Electronics Segment enjoys a balanced portfolio of commercial and military business Recent military contract awards position the Segment for sales growth Opportunities exist to leverage product innovations (i.e. HUMS, Power Systems VP Technology, Video Surveillance Systems) Electronics Segment will continue to drive cost-reduction initiatives through continuous improvement processes, supply chain initiatives, and cross-SBU synergistic opportunities

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